EXHIBIT 10.4

— MATERIAL CONTRACTS –

EMPLOYMENT AGREEMENTS

EMPLOYMENT AGREEMENT

This Employment Agreement (this “Agreement”) is entered into this 16th day of July, 2004, to be effective January 1, 2004, by and between, Shiwana, Inc., a Delaware corporation (the “Company”) with offices at 1320 Tower Road, Schaumburg, IL 60173, and Bary Bertiger, an individual (“Executive” or “Employee”) residing at 23 Clarington Way, North Burrington, IL 60010.

W I T N E S S E T H :

WHEREAS, the Company desires to employ the Executive, and the Executive desires to be in the employ on the terms hereinafter specified.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive, intending to be legally bound hereby, agree as set forth below.

1. Employment and Duties. During the term of this Agreement, Executive will perform all services and acts necessary in the capacity of Co-Chief Executive Officer, Director and Secretary of the Company, including, without limitation, to manage and conduct the affairs, activities and business of the Company. Executive shall devote Executive’s business time, attention, energies and abilities reasonably necessary for the performance of his duties and shall endeavor in good faith to perform such duties in an efficient, faithful and business like manner. The Executive’s place of business shall be the Company’s offices to be located within a thirty (30) mile radius of Chicago, Illinois or such other location as mutually agreed by the parties to this agreement.

(a) It is understood and agreed that the Executive may serve from time-to-time with non-profit organizations or on the boards of directors or advisory boards of other entities, including, but not limited to, other software companies and venture firms as well as non-profit organizations, provided the Executive discloses such service to the Company and, provided further, in the event of a Competitive Business Entity (as defined in Section 3(a)), a majority of the Board of Directors approves such service.

2. Term. The term of this Agreement shall be from the date hereof until terminated as set forth in Section 7 hereof. Employee understands that the employment relationship between the Employee and the Company is “at will” and that the Company may terminate such relationship with or without cause, for any reason or no reason, at any time, subject to the terms contained in this Agreement.

3. Confidential Information and Covenant Not to Compete.

(a) Non-Disclosure. Executive hereby agrees that, during the term of this Agreement and thereafter, he will:

(i) maintain the confidentiality of all Confidential Information (as defined below) and not mechanically copy or otherwise reproduce, publish, sell, use, make any commercial use of, exploit, disclose, divulge, demonstrate or make possible the reverse engineering and/or reverse compilation of any Confidential Information of the Company or any of its subsidiaries (if any), or any part or parts thereof, directly or indirectly, to any person or entity (other than the Company or any of its subsidiaries or designees), except (A) at the request and authorization of the Company, (B) to the extent necessary to comply with the law or the valid final order of a court or governmental agency of competent jurisdiction, in which event Executive shall notify the Company as promptly as practicable (and, if possible, prior to making any disclosure) and shall seek confidential treatment of such information and (C) in order to properly carry out Executive’s duties to the Company hereunder in the normal course of business; and

(ii) assign, and hereby does assign, to the Company any and all rights which the Employee might otherwise claim in and to any Confidential Information and to all granted or applications for letters patent or copyrights therefor in all countries where the business of the Company is carried on or conducted by the Company or any entity directly or indirectly controlling, controlled by or under common control with, the Company (collectively, the “Company” as the case may be), and shall promptly deliver to the Company such written instruments and cooperate and do such other acts as may be necessary in the opinion of the Company to preserve the Company’s rights in and to the Confidential Information against forfeiture, abandonment or loss and to obtain and maintain letters patent or copyrights and to vest the entire right and title thereto exclusively in the Company.

Executive further agrees and acknowledges that such Confidential Information, as between the Company and Executive, shall be deemed and at all times remain and constitute the exclusive property of the Company, whether or not patentable or copyrightable, that the Company has reserved and does hereby reserve all rights in and to the same for all purposes and to take all necessary and appropriate precautions to avoid the unauthorized disclosure of any Confidential Information.

In the event Executive’s employment with the Company terminates for any reason, Executive shall, upon request by the Company, promptly return to the Company all property of the Company and its subsidiaries in his possession or under his direct or indirect control, including, without limitation, all Confidential Information and all equipment, notebooks and materials, reports, notes, contracts, memoranda, documents and data of the Company or any of its subsidiaries or constituting or relating to the Confidential Information (and any and all copies thereof) whether typed, printed, written or on any source of computer media unless the parties agree otherwise or such Executive has an independent professional responsibility to maintain such information in confidence.

(b) Confidential Information. For purposes of this Agreement, the term “Confidential Information” shall mean and any and all information or data, whether written or oral and if written, howsoever produced or reproduced or not denoted or marked confidential, which is the proprietary information of the Company or any of its subsidiaries (whether or not a trade secret), including, without limitation:

(i) all research, designs, developments, computer programs, algorithms, models, software or programming, summaries, reports, drawings, charts, specifications, descriptions, routines, processes, inventions, discoveries, trade secrets, methods, improvements, adaptations, and similar proprietary concepts and related documentation;

(ii) the terms of any agreement or contract between the Company and Executive;

(iii) any proprietary information concerning or belonging to the Company’s customers, clients, and vendors, or with respect to existing or contemplated projects or programs of the Company and its customers, clients, and vendors;

(iv) any methods of operation, programming plans, marketing plans, techniques, technical plans, strategic plans, distribution plans, transmission plans, production plans, finances, budgets, salary information, sources of supply and materials and costs, discount and pricing practices, contractual arrangements and negotiations; and

(v) any other information of similar or dissimilar nature that the Company designates as Confidential Information (whether or not owned or developed by the Company, except that if such Confidential Information is not owned or developed by the Company, such designation shall be in writing) and/or that is proprietary to or within the unique knowledge of the Company (whether or not discovered, originated or developed in whole or in part by the Executive), and which is used or developed by the Company or any of its subsidiaries at any time prior to or during the period of Executive’s employment by the Company, as well as any financial information regarding the Company or any of its subsidiaries which was disclosed to or learned by Executive during such period; provided, however, Confidential Information does not include any such information that becomes freely and generally available so long as the availability of the information does not occur as a result of a breach of Executive’s duties under this Section 3(b).

(c) Non-Competition. Executive hereby agrees that:

(i) During the term of this Agreement and (A) in the case where the Executive’s employment has been terminated with Cause (as defined in Section 7(a)) or where the Executive voluntarily terminated the Executive’s employment with the Company, for twelve (12) months thereafter (the “Restricted Period”), or (B) in the case where the Executive’s employment has been terminated without Cause by the Company or where the Executive’s employment is terminated due to a Constructive Termination Event (as defined in Section 7(c)), for the Severance Period (as defined in Section 7(e)), the Executive will not, directly or indirectly, on Executive’s own behalf or on the behalf of any Competitive Business Entity:

(1) authorize Executive’s name to be used by any Competitive Business Entity;

(2) recruit, solicit, or induce the employment of any individual who is then currently or was, within the last nine (9) months of Executive’s employment with the Company an employee of the Company;

(3) solicit, divert, induce or take away, or attempt to do the same (A) (including, without limitation) any licensee, client, customer, or account of a Company product or service; (B) any person or entity for whom the Company provided or was to provide, within the last twelve (12) months of Executive’s employment, maintenance or other services for a fee, pursuant to a formal agreement or otherwise; (C) any person or entity to whom, within the last nine (9) months of Executive’s employment, the Company had made a detailed presentation or solicitation of a fully qualified prospect wholly or partially in writing; and (D) any joint venturer or subcontractor of the Company (collectively, a “Customer”) to cancel any order previously placed with the Company; and, in each instance (A), (B), (C), and (D), the Executive directly or indirectly engaged contacted, solicited or served the Customer while employed by the Company within the last twelve (12) months of such Executive’s employment;

(4) solicit from any then Customer of the Company any business which is competitive to the Company’s business as it is conducted then, or within twelve (12) months after the Executive’s employment terminates;

(5) render any service, for or without any compensation, in connection with the design, development, manufacture, marketing or sale of any product competitive with any service or product then, or within twelve (12) months, offered by the Company; or

(6) participate in, directly or indirectly, (whether as advisor, principal, agent, partner, officer, director, employee, stockholder, associate or consultant of any Competitive Business Entity) provided that any interest of Executive through investment in up to an aggregate of five percent (5%) in any class of any person whose securities are required to be registered under the Securities Exchange Act of 1934, as amended, shall not be considered participation hereunder.

For the purpose of this Section 3(c), the term “Competitive Business Entity” shall mean any person, partnership, corporation or other business entity which, during the Restricted Period or the Severance Period, as the case may be, (A) is in competition or (B) as a result of, or following the Executive’s employment, plans to or develops an intention to design, develop, license, market, or sell in or goes into competition, and in each instance (A) and (B) with any business carried on (or planned to be carried on during the Restricted Period or Severance Period, as applicable) by the Company during the term of this Agreement in any county of any state in the United States or any other location worldwide in which business is then carried on or conducted by the Company.

(ii) Notwithstanding the foregoing restrictions of Section 3(c)(i), the Executive may obtain employment with any Company client and/or licensee, provided such employment (A) is not related to competing with the Company on behalf of such client and / or licensee for the purpose of providing products or services to third parties competitive with the Company or (B) is in a consulting capacity or in the nature of in-house development of software, such software not be marketed for use by third parties or resale by third parties to other parties. Notwithstanding the termination of this Agreement, Executive, during the Restricted Period or the Severance Period, as applicable, shall provide written notice to the Company upon the Executive’s employment with any party.

(iii) In the event the Company ceases all operations, the restrictions contained within Section 3(c)(i) shall be terminated and of no further force or effect, and the Executive may engage in such competitive activities without limitation, subject, however, to the restrictions set forth in Section 3(b) and Section 3(f). Notwithstanding the previous sentence, in the event that the Company ceases all operations, the provisions of Section 3(b) shall be automatically terminated and of no further force or effect, provided that such cessation of operations is not due to a merger or consolidation with a third party, a sale or acquisition of the Company by a third party, or sale of all or substantially all of the Company’s assets to a third party; provided further that such third party shall not be an affiliate of any present or past shareholder of the Company.

(iv) Notwithstanding the foregoing restrictions of Section 3(c)(i), the Executive may serve on the Board of Directors of a Competitive Business Entity, provided a majority of the Board of Directors, not including the vote of Employee, approves such service. Service on the board of directors of a Competitive Business Entity does not terminate any of the Executive’s other obligations, including, but not limited to, the obligations created under Section 3(a) and Section 3(b).

(d) Injunctive Relief. The services to be rendered by Executive hereunder are of a special, unusual, extraordinary and intellectual character which gives them a peculiar value and a breach by Executive may cause the Company irreparable injury and damage. Executive agrees that the remedy at law for any breach by the Executive of any of the covenants and agreements set forth in this Section 3 will be inadequate and that in the event of any such breach, the Company, in addition to the other remedies that may be available to it at law, may obtain injunctive relief prohibiting the Executive from the breach of such covenants and agreements. Resort to such equitable relief, however, shall not be construed to be a waiver of any rights or remedies which the Company may otherwise have.

(e) Severability. The parties hereto agree that the scope, duration and area for which the covenant not to compete set forth in Section 3(c) above is to be effective are reasonable. In the event that any court determines that such scope, duration, or area are unreasonable and that such covenant is to that extent unenforceable, the parties hereto agree that the covenant shall remain in full force and effect for the broadest scope, greatest time period and largest area that would not render it unenforceable. The parties intend that this covenant shall be deemed to be a series of separate covenants, one for each and every county within the United States of America and one for each country where this covenant is intended to be effective. In the event that any court determines that the requirement that Executive assign a certain class or classes of Confidential Information to the Company is unreasonable and that such covenant is to that extent unenforceable, the parties hereto expressly agree that the covenant shall be interpreted to not apply to any Confidential Information which falls into such a class or classes.

(f) Ownership of Ideas. In addition to any other restrictions hereunder, Executive shall not furnish at any time during the term of this Agreement to any other entity, person or persons any proposal or idea previously submitted to the Company or any of its subsidiaries by Executive or developed by Executive during the term hereof, whether or not such proposal or idea was adopted by or in no way utilized by the Company or any subsidiary, except after compliance with the Company’s policy on conflicts of interest. Executive hereby grants and assigns to the Company all rights (including, without limitation, any copyright or patent) in the results and proceeds of all of Executive’s services hereunder performed within the scope of Executive’s employment. All such services shall be subject in all respects to the reasonable supervision, control and direction of the Board of Directors. Any work in connection with such services shall be considered “work made for hire” under the Copyright Law of the United States and the Company shall acquire all rights in such work as if the Company were the author of the results and proceeds of such work.

(g) Further Assurances. Executive will, during the term, execute and deliver any further agreements or certifications as the Company may from time to time reasonably request in connection with Section 3(f) hereof, provided that such agreements and certifications are consistent with Executive rights and privileges hereunder.

4. Compensation.

(a) During the term of this Agreement, Executive shall be paid a base salary (subject to all necessary statutory or authorized deductions), payable in accordance with the Company’s normal payroll practice. During the first year of the term of this Agreement, Executive’s base salary shall be Twenty Five Thousand and 00/100 dollars ($25,000.00). The annual base salary payable to Executive shall be reviewed at least annually; provided, however, that Executive’s base salary shall not be reduced below per annum as described above during the term of this Agreement.

(b) The Executive may receive bonus compensation based upon the extent to which the Executive and the Company achieve performance objectives determined by the parties from time to time. Such compensation shall be in the form cash or such other mutually agreed upon compensation, e.g., stock or stock options, and shall be paid or issued not more than forty-five (45) days following the last day of the applicable period and, in the case of an annual bonus, the Company’s fiscal year. In addition, the Executive shall be vested in and entitled to receive the full bonus provided he is employed on the last day of the applicable period or fiscal year (as the case may be), notwithstanding his termination of employment following the last day of the applicable period or fiscal year despite separation from service prior to payment of the bonus.

5. Other Executive Benefits. During the term of this Agreement, the Company shall provide to Executive such benefits provided to the employees of the Company, generally, and benefits commensurate with Executive’s position with the Company, including, without limitation, each of the following benefits as well as such other benefits as shall be determined from time-to-time by the Board of Directors of the Company:

(a) Medical, Life and Disability Insurance. The Company agrees to provide coverage to Executive and his family under such medical, dental, group life and other disability and life insurance plans and other employment benefit plans as may be maintained from time to time in the discretion of the Company’s management or Board of Directors for the benefit of employees of the Company generally and for officers or senior management employees of the Company in accordance with the terms of such plans on a basis no less favorable than that accorded the senior executive officers of the Company. Notwithstanding the previous sentence, until such time as the Company has obtained medical coverage for Executive and Executive’s family, the Company agrees to reimburse Executive for the cost of obtaining his own medical coverage.

(b) Vacation. Executive shall be entitled to a minimum of twenty (20) days, (accrued monthly) of paid vacation in each year during the term of this Agreement in addition to such other vacation, holiday and paid leave time (i.e., paid holidays, personal days and sick leave benefits) as the Company shall provide generally to its senior executive officers, in accordance with its policies, subject, however, to a five (5) day maximum carry over of any accrued, but unused vacation to the next year.

(c) Business Expenses. The Company will pay or reimburse Executive for any reasonable out-of-pocket expenses, including, but not limited to, first class airfare and such other travel expenses, and expenses associated with access and use of telecommunications lines to insure the availability by electronic communication of Executive as well as to facilitate the conduct of business from the Executive’s home office, e.g., telephone line(s), internet access, and cellular telephone and usage, incurred by the Executive in the course of providing his services hereunder. The Company shall also reimburse Employee for the reasonable cost of annual financial planning and tax preparation. Such reimbursement shall be made by the Company within thirty (30) days after receipt of a statement therefor from Executive setting forth in reasonable detail the expenses for which reimbursement is requested, accompanied by reasonable documentation evidencing such expenses.

(d) Additional Benefits. Executive shall be entitled to receive any additional benefits generally made available to the directors, officers or senior management employees of the Company, including, but not limited to, qualified pension, profit sharing and 401(k) plans, IRC Section 105(h), IRC Section 125, and IRC Section 129 plans, subject to the participation requirements of such plans, and memberships in professional organizations.

(e) Directors and Officers Liability Insurance. Upon approval of the Board of Directors, the Company shall obtain directors and officers liability coverage that includes the Executive in a manner commensurate with that of the Company’s officers and directors. Such coverage shall be in an amount of $5,000,000 or such other amount that a majority of the Board of Directors, not including the vote of Employee, determines is commercially practicable and consistent with company’s of a similar nature.

6. Withholding of Certain Taxes. All compensation referred to in Sections 5 of this Agreement is stated in terms of gross amount, it being understood that the Company will be required to withhold from such gross amount deductions for federal, state and local income taxes (if any), F.I.C.A., unemployment compensation taxes and the like.

7. Termination with or without Cause.

(a) Termination with Cause. The Company, pursuant to the presentation of a copy of a resolution approved by a majority of the Board of Directors, not including the vote of Employee, may terminate Executive with Cause (as defined below) at any time during the term hereof upon thirty (30) days written notice; any such written notice will specify the reasons for termination. If the Company so terminates Executive, Executive shall be entitled to receive all compensation and other benefits through the date of termination but shall not be entitled to any severance pay or any other additional compensation. For purposes of this Agreement, the term “Cause” means (i) conviction of a felony or a crime involving moral turpitude, (ii) repeated and persistent gross or willful misconduct by Executive pertaining to the Executive’s employment with the Company, (iii) fraud or gross dishonesty of Executive pertaining to the Executive’s employment with the Company, (iv) the repeated failure to follow reasonable written instructions of the Board of Directors, or (v) a material breach of this agreement, provided, in the case of (ii), (iv) and (v) that Executive shall have an opportunity to cure such material breach within thirty (30) days of receipt of a written notice specifically setting forth the basis for the purported termination (except in the case of two or more repeated failures to follow written instructions, an opportunity to cure such material breach within five (5) days of receipt of such written notice).

(b) Termination without Cause. The Company may terminate the Executive at anytime without Cause with ninety (90) days written notice of such termination. If the Company so terminates Executive, Executive shall be entitled to receive all compensation and other benefits through the date of termination, his accrued bonus, if any, and compensation and other benefits to which Executive would have been entitled to receive pursuant to Section 4 and 5 above through the “Severance Period” (as such term is defined in Section 7(e)).

(c) Constructive Termination. At Executive’s option, the Executive may terminate this Agreement and his employment with the Company if any of the following occur (“Constructive Termination”): (i) the relocation of Executive’s office outside thirty (30) miles from Executive’s office with the Company as initially determined by the Company in accordance with Section 1 hereof (except for required travel consistent with present business obligations); (ii) a material breach by the Company of this Agreement, provided that the Company failed to cure such material breach within thirty (30) days of receipt of a written notice of such material breach (except for a material breach with respect to a material payment obligation of the Company, which the Company has failed to cure within five (5) days after written notice); or (iii) a material change, adverse to Executive, in Executive’s positions, titles, or offices as set forth in this Agreement, status, rank, nature of responsibilities, or authority within the Company, including, without limitation, an assignment of any duties to Executive which are materially inconsistent with his status or a removal of

Executive from or any failure to elect or re-elect, or, as the case may be, nominate Executive to any such positions or offices, including as Director, Co-Chief Executive Officer and Secretary, except in connection with the termination of Executive’s employment pursuant to Section 7(a), disability, or as a result of Executive’s death; (iv) “Change of Control” (as defined within Exhibit A hereto); or (v) removal from either the position of Director, Co-Chief Executive Officer or Secretary, or diminution of responsibilities customarily associated with such position (each a “Constructive Termination Event”). If Executive exercises his right under this Section 7(c), Executive shall be entitled to receive any and all compensation and other benefits to which Executive would have been entitled to receive pursuant to Sections 4 and 5 above through the “Severance Period” (as such term is defined in Section 7(e)), including, without limitation, salary and (pro-rated) bonus payments, and to the extent any plans, programs or arrangements do not allow continued participation, a cash payment equivalent on an after-tax basis coincident in order to insure no lapse in coverage or receipt of such benefits.

The right to terminate shall not be affected by incapacity due to death or disability; provided, however, that Executive’s Disability (as defined below) shall not be a grounds for termination with Cause. In addition, continued employment shall not constitute consent to, or a waiver of rights, with respect to any circumstances constituting Constructive Termination.

(d) Termination by Reason of Death or Disability. In the event that Executive dies or shall be unable to perform his duties hereunder in any material respect as a result of mental or physical incapacity as determined by the an independent physician chosen jointly by Executive and the Board of Directors, not including Employee’s vote, for one hundred twenty (120) consecutive days (“Death or Disability”), the Company shall have the option to terminate this Agreement upon thirty (30) days’ written notice. In the event employment is terminated pursuant to this Section 7(d), all compensation and other benefits will be paid to the Executive as if the Executive were terminated without Cause, except the Company may adjust base compensation payments to the extent the Executive receives disability insurance provided by the Company. Effective as of the expiration of the Severance Period, as defined in Section 7(e), the Executive will be released from his obligations under Section 3(c) above, as provided in such section. Upon Executive’s termination for Disability, if applicable law permits, continued coverage under Company’s health and dental plans at Executive’s after-tax cost, which would have been incurred by Executive if Executive were still an employee of the Company, the Company shall pay Executive’s premium for such program until the earlier of one year following such termination or the expiration of eligibility for such continued coverage period for Executive under applicable law.

(e) Severance Period. For purposes of this Agreement, the “Severance Period” shall mean that period beginning on the effective date of termination of Executive and until the end of the twelfth (12) month following the date of termination by the Company without regard to whether Executive does or does not obtain other employment or has other earnings or income from other sources.

8. Indemnification.

(a) The Company agrees to indemnify, defend, and hold harmless Executive to the fullest extent permitted under applicable law as provided in the Company’s Certificate of Incorporation and/or Bylaws for officers generally.

(b) The Company agrees to indemnify, defend and hold harmless Executive from and against any and all Losses (as defined below) resulting from, related to, or arising out of, directly or indirectly, any written or oral demand, claim, suit, action cause of action, investigation or notice alleging actual or potential liability by a former employer of Executive (collectively, “Claims”), if any, provided that Executive’s actions related to such Claims were on behalf of the Company, within the scope of Executive’s employment, and not in breach of this Agreement with the Company, including, but not limited to, the representations and warranties, and covenants in Section 9(a). The term “Losses” shall mean any and all damages, losses, obligations, deficiencies, liabilities, penalties, fines, costs and expenses, including without limitation, interest, court costs, reasonable fees of attorneys, accountants and other experts or other reasonable expenses of litigation or other proceedings of any Claims.

9. General Provisions.

(a) Representations and Warranties; Covenants. Executive hereby represents and warrants, and covenants to the Company that: (i) Executive has disclosed to the Company all prior agreements that Executive has entered into with all prior employers to the Company; (ii) Executive will not knowingly, in any material respect, breach any agreements that Executive has entered into with third parties, which pertains to the Company; and (iii) Executive will not enter into any agreement, either written or oral, in conflict with the terms and conditions of this Agreement.

The Employee acknowledges that the Company from time to time may have agreements with other persons or with the United States Government, or agencies thereof, which impose obligations or restrictions on the Company regarding inventions made during the course of work under such agreements or regarding the confidential nature of such work. The Employee agrees to be bound by all such obligations and restrictions that are made known to the Employee and to take all action necessary to discharge the obligations of the Company under such agreements.

The Employee represents that he has acted and agrees to act in conformity with all applicable laws, rules and regulations of all governmental authorities, including, without limitation, the Export Administration Act.

EXECUTIVE FURTHER CONFIRMS THAT EXECUTIVE HAS CAREFULLY READ THIS AGREEMENT, FULLY UNDERSTANDS ITS CONTENTS AND TERMS, AND HAS HAD AN OPPORTUNITY TO ASK THE COMPANY ABOUT ANY QUESTIONS, CONCERNS OR ISSUES EXECUTIVE MAY HAVE IN CONNECTION WITH THIS AGREEMENT OR ITS TERMS. EXECUTIVE ALSO CONFIRMS THAT HE HAS AN OPPORTUNITY TO CONSULT LEGAL COUNSEL AND OTHER ADVISORS OF HIS CHOICE IN CONNECTION WITH THIS AGREEMENT.

(b) Notices. Any notice to be given pursuant to this Agreement shall be in writing and shall be deemed duly given (i) three (3) days after deposit in the mail, certified mail, return receipt requested, to the party to receive such notice at the address specified below or (ii) immediately upon actual delivery and receipt of the notice:

If to the Company, to:	Shiwana, Inc. 1320 Tower Road Schaumburg, IL 60173

If to Executive, to:	Bary Bertiger 23 Clarington Way North Burrington, IL 60010

Either party may change his or its name and/or address for purposes of this Section by giving the other written notice of the new name and/or address in the manner set forth above.

(c) Successors and Assigns. This Agreement shall bind and shall inure to the benefit of the Company and any and all of its successors and assigns. This Agreement is personal to Executive and shall not be assignable by Executive. The Company may assign this Agreement to any entity which (i) purchases all or substantially all of the assets of the Company or (ii) is a direct or indirect successor (whether by merger, sale of stock or transfer of assets) of the Company. Any successor will automatically succeed to the obligations of the Company under this Agreement.

(d) Waiver of Breach. The waiver by the Company or Executive of a breach of any provision of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach by the other.

(e) Entire Agreement/Modification. This Agreement contains all of the covenants and agreements between the parties with respect to such employment in any manner whatsoever and supersedes and cancels all agreements, written or oral, made prior the date hereof between the Executive and the Company, and that the Executive has not relied upon any representations or promises of any kind or nature whatsoever made by any employee or agent of the Company prior to the date of this Agreement. Any modification of this Agreement will be effective only if it is in writing, signed by the party to be charged.

(f) Partial Invalidity. If any provision of this Agreement is held by a court of component jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

(g) Governing Law. The validity of this Agreement and the interpretation and performance of all of its terms shall be governed by the laws of the State of Illinois without regard to the conflicts of law rules of such state. Any claims or legal actions by one party against the other arising out of this employment relationship between the parties (whether or not arising under this Agreement) shall be subject to the exclusive jurisdiction of the state courts or the federal courts in the State of Illinois, subject, however, to the dispute resolution provisions below. Each party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of this employment relationship between the parties (whether or not arising under this Agreement) in the aforementioned courts and further irrevocably waives any claim that such courts are not a convenient forum for any such suit, action or proceeding.

Enforcement. The Executive and the Company (the “Arbitrating Parties”) agree that the Arbitrating Parties shall be entitled to commence a legal action for purposes of seeking interim relief, including temporary restraining orders and preliminary injunctions, in aid of arbitration pursuant to dispute resolution provisions below or to protect the rights of either Arbitrating Party pending the establishment of the arbitral tribunal in any court of the United States located in the State of Illinois or in Illinois state court. The court may order the non-prevailing Arbitrating Party in any such legal action to pay the reasonable compensation, costs, fees and expenses of the witnesses, experts and counsel of each Arbitrating Party. Each of the Arbitrating Parties hereto (a) consents to submit to the personal jurisdiction of any court of the United States located in the State of Illinois or any Illinois state court, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request leave from any such court and (c) agrees that it will not bring any action seeking interim relief or to compel arbitration pursuant to Section 21.4 in any court other than a court of the United States or state court sitting in the

State of Illinois, and that actions to enforce an interim or final arbitral award may be filed in any court having jurisdiction.

Dispute Resolution Provisions. The Arbitrating Parties hereby agree that, in order to obtain prompt and expeditious resolution of any disputes under this Agreement, any claim, dispute or controversy of whatever nature, arising out of, in connection with, or in relation to this Agreement or the breach, termination or validity thereof, including any claim based on contract, tort or statute or the arbitrability of any claim hereunder or any determination of compensation, costs, fees and expenses (an “Arbitrable Claim”), shall be finally settled by binding arbitration conducted in accordance with the then-prevailing Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (the “AAA”) as modified herein (except for the right of either party to apply to a court of competent jurisdiction for a temporary restraining order, a preliminary injunction, or other equitable relief to preserve the status quo or to prevent irreparable harm as provided above). The place of arbitration shall be Chicago, Illinois. There shall be one arbitrator mutually agreed to by the parties who shall be a retired federal judge or magistrate with experience in disputes relating to large, commercial transactions involving software licenses. Each Arbitrating Party hereto expressly consents to, and waives any future objection to, such forum and arbitration rules. Judgment upon any award may be entered by any state or Federal court having jurisdiction thereof. The Federal Arbitration Act, 9 U.S.C. §§ 1-16, shall govern the interpretation, validity and effect of this arbitration agreement and any arbitration proceedings, decisions or awards rendered hereunder.

Any award rendered hereunder shall include a statement regarding the reasons for the award. In rendering any award hereunder, the arbitrators shall apply the substantive law of the State of Illinois, without regard to the conflicts of law provisions thereof.

Adherence to this dispute resolution process shall not limit the right of the Arbitrating Parties hereto, consistent with the “Enforcement” provisions above, to seek interim relief, including temporary restraining orders and preliminary injunctions, in aid of arbitration or to protect the rights of either Arbitrating Party pending the establishment of the arbitral tribunal.

The arbitration proceedings conducted pursuant to this agreement shall be confidential. Neither Arbitrating Party shall disclose or permit the disclosure of any information about the evidence adduced or the documents produced by the other Arbitrating Party in the arbitration proceedings or about the existence, contents or results of the arbitration award without the prior written consent of such other Arbitrating Party, except as required in the course of a judicial, regulatory or arbitration proceeding, or filings as may be requested or required by a governmental authority or as required for the enforcement of an arbitral award. Before making any disclosure permitted by the preceding sentence, the Arbitrating Party intending to make such disclosure shall give the other Arbitrating Party reasonable written notice of the intended disclosure and afford the other Arbitrating Party a reasonable opportunity to protect its interests.

(h) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but together which shall constitute one and the same document.

IN WITNESS WHEREOF, intending to be legally bound hereby, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and Executive has executed the same as of the day and year first above written.

Shiwana, Inc.	Executive

/s/ Tim R. Sensenig	/s/ Bary Bertiger

Exhibit A

“Change of Control” shall mean: (a) any “person” (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), is or becomes in a single transaction or in a series of related transactions within a period of twelve (12) months the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including any securities acquired directly from the Company) representing more than 50% of the combined voting power of the Company’s then outstanding securities; or (b)(i) the shareholders approve a merger or consolidation of the Company with any other corporation whereby the shareholders of the Company represent less than 50% of the Company or such surviving or acquiring entity immediately after such merger or consolidation, and (ii) the persons who were the members of the Board of Directors of the Company prior to such approval do not represent a majority of the directors of the surviving, resulting or acquiring entity or the parent thereof; (c) the stockholders of the Company approve a plan of liquidation of the Company; or (d) within any period of 24 months, persons who were members of the Board of Directors of the Company immediately prior to such 24-month period, together with any persons who were first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) during such 24-month period by or upon the recommendation of a majority of the persons who were members of the Board of Directors of the Company immediately prior to such 24-month period and who constituted a majority of the Board of Directors of the Company at the time of such election, cease to constitute a majority of the Board.

EMPLOYMENT AGREEMENT

This Employment Agreement (this “Agreement”) is entered into this 16th day of July, 2004, to be effective January 1, 2004, by and between, Shiwana, Inc., a Delaware corporation (the “Company”) with offices at 1320 Tower Road, Schaumburg, IL 60173, and Bernard Asher, an individual (“Executive” or “Employee”) residing in the State of Illinois.

W I T N E S S E T H :

WHEREAS, the Company desires to employ the Executive, and the Executive desires to be in the employ on the terms hereinafter specified.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive, intending to be legally bound hereby, agree as set forth below.

1. Employment and Duties. During the term of this Agreement, Executive will perform all services and acts necessary in the capacity of President of the Company, including, without limitation, to manage and conduct the affairs, activities and business of the Company. Executive shall devote Executive’s business time, attention, energies and abilities reasonably necessary for the performance of his duties and shall endeavor in good faith to perform such duties in an efficient, faithful and businesslike manner. The Executive’s place of business shall be the Company’s offices to be located within a thirty (30) mile radius of Chicago, Illinois or such other location as mutually agreed by the parties to this agreement.

(a) It is understood and agreed that the Executive may serve from time-to-time with non-profit organizations or on the boards of directors or advisory boards of other entities, including, but not limited to, other software companies and venture firms as well as non-profit organizations, provided the Executive discloses such service to the Company and, provided further, in the event of a Competitive Business Entity (as defined in Section 3(a)), a majority of the Board of Directors approves such service.

2. Term. The term of this Agreement shall be from the date hereof until terminated as set forth in Section 7 hereof. Employee understands that the employment relationship between the Employee and the Company is “at will” and that the Company may terminate such relationship with or without cause, for any reason or no reason, at any time, subject to the terms contained in this Agreement.

3. Confidential Information and Covenant Not to Compete.

(a) Non-Disclosure. Executive hereby agrees that, during the term of this Agreement and thereafter, he will:

(i) maintain the confidentiality of all Confidential Information (as defined below) and not mechanically copy or otherwise reproduce, publish, sell, use, make any commercial use of, exploit, disclose, divulge, demonstrate or make possible the reverse engineering and/or reverse compilation of any Confidential Information of the Company or any of its subsidiaries (if any), or any part or parts thereof, directly or indirectly, to any person or entity (other than the Company or any of its subsidiaries or designees), except (A) at the request and authorization of the Company, (B) to the extent necessary to comply with the law or the valid final order of a court or governmental agency of competent jurisdiction, in which event Executive shall notify the Company as promptly as practicable (and, if possible, prior to making any disclosure) and shall seek confidential treatment of such information and (C) in order to properly carry out Executive’s duties to the Company hereunder in the normal course of business; and

(ii) assign, and hereby does assign, to the Company any and all rights which the Employee might otherwise claim in and to any Confidential Information and to all granted or applications for letters patent or copyrights therefor in all countries where the business of the Company is carried on or conducted by the Company or any entity directly or indirectly controlling, controlled by or under common control with, the Company (collectively, the “Company” as the case may be), and shall promptly deliver to the Company such written instruments and cooperate and do such other acts as may be necessary in the opinion of the Company to preserve the Company’s rights in and to the Confidential Information against forfeiture, abandonment or loss and to obtain and maintain letters patent or copyrights and to vest the entire right and title thereto exclusively in the Company.

Executive further agrees and acknowledges that such Confidential Information, as between the Company and Executive, shall be deemed and at all times remain and constitute the exclusive property of the Company, whether or not patentable or copyrightable, that the Company has reserved and does hereby reserve all rights in and to the same for all purposes and to take all necessary and appropriate precautions to avoid the unauthorized disclosure of any Confidential Information.

In the event Executive’s employment with the Company terminates for any reason, Executive shall, upon request by the Company, promptly return to the Company all property of the Company and its subsidiaries in his possession or under his direct or indirect control, including, without limitation, all Confidential Information and all equipment, notebooks and materials, reports, notes, contracts, memoranda, documents and data of the Company or any of its subsidiaries or constituting or relating to the Confidential Information (and any and all copies thereof) whether typed, printed, written or on any source of computer media unless the parties agree otherwise or such Executive has an independent professional responsibility to maintain such information in confidence.

(b) Confidential Information. For purposes of this Agreement, the term “Confidential Information” shall mean and any and all information or data, whether written or oral and if written, howsoever produced or reproduced or not denoted or marked confidential, which is the proprietary information of the Company or any of its subsidiaries (whether or not a trade secret), including, without limitation:

(i) all research, designs, developments, computer programs, algorithms, models, software or programming, summaries, reports, drawings, charts, specifications, descriptions, routines, processes, inventions, discoveries, trade secrets, methods, improvements, adaptations, and similar proprietary concepts and related documentation;

(ii) the terms of any agreement or contract between the Company and Executive;

(iii) any proprietary information concerning or belonging to the Company’s customers, clients, and vendors, or with respect to existing or contemplated projects or programs of the Company and its customers, clients, and vendors;

(iv) any methods of operation, programming plans, marketing plans, techniques, technical plans, strategic plans, distribution plans, transmission plans, production plans, finances, budgets, salary information, sources of supply and materials and costs, discount and pricing practices, contractual arrangements and negotiations; and

(v) any other information of similar or dissimilar nature that the Company designates as Confidential Information (whether or not owned or developed by the Company, except that if such Confidential Information is not owned or developed by the Company, such designation shall be in writing) and/or that is proprietary to or within the unique knowledge of the Company (whether or not discovered, originated or developed in whole or in part by the Executive), and which is used or developed by the Company or any of its subsidiaries at any time prior to or during the period of Executive’s employment by the Company, as well as any financial information regarding the Company or any of its subsidiaries which was disclosed to or learned by Executive during such period; provided, however, Confidential Information does not include any such information that becomes freely and generally available so long as the availability of the information does not occur as a result of a breach of Executive’s duties under this Section 3(b).

(c) Non-Competition. Executive hereby agrees that:

(i) During the term of this Agreement and (A) in the case where the Executive’s employment has been terminated with Cause (as defined in Section 7(a)) or where the Executive voluntarily terminated the Executive’s employment with the Company, for twelve (12) months thereafter (the “Restricted Period”), or (B) in the case where the Executive’s employment has been terminated without Cause by the Company or where the Executive’s employment is terminated due to a Constructive Termination Event (as defined in Section 7(c)), for the Severance Period (as defined in Section 7(f)), the Executive will not, directly or indirectly, on Executive’s own behalf or on the behalf of any Competitive Business Entity:

(1) authorize Executive’s name to be used by any Competitive Business Entity;

(2) recruit, solicit, or induce the employment of any individual who is then currently or was, within the last nine (9) months of Executive’s employment with the Company an employee of the Company;

(3) solicit, divert, induce or take away, or attempt to do the same (A) (including, without limitation) any licensee, client, customer, or account of a Company product or service; (B) any person or entity for whom the Company provided or was to provide, within the last twelve (12) months of Executive’s employment, maintenance or other services for a fee, pursuant to a formal agreement or otherwise; (C) any person or entity to whom, within the last nine (9) months of Executive’s employment, the Company had made a detailed presentation or solicitation of a fully qualified prospect wholly or partially in writing; and (D) any joint venturer or subcontractor of the Company (collectively, a “Customer”) to cancel any order previously placed with the Company; and, in each instance (A), (B), (C), and (D), the Executive directly or indirectly engaged contacted, solicited or served the Customer while employed by the Company within the last twelve (12) months of such Executive’s employment;

(4) solicit from any then Customer of the Company any business which is competitive to the Company’s business as it is conducted then, or within twelve (12) months after the Executive’s employment terminates;

(5) render any service, for or without any compensation, in connection with the design, development, manufacture, marketing or sale of any product competitive with any service or product then, or within twelve (12) months, offered by the Company; or

(6) participate in, directly or indirectly, (whether as advisor, principal, agent, partner, officer, director, employee, stockholder, associate or consultant of any Competitive Business Entity) provided that any interest of Executive through investment in up to an aggregate of five percent (5%) in any class of any person whose securities are required to be registered under the Securities Exchange Act of 1934, as amended, shall not be considered participation hereunder.

For the purpose of this Section 3(c), the term “Competitive Business Entity” shall mean any person, partnership, corporation or other business entity which, during the Restricted Period or the Severance Period, as the case may be, (A) is in competition or (B) as a result of, or following the Executive’s employment, plans to or develops an intention to design, develop, license, market, or sell in or goes into competition, and in each instance (A) and (B) with any business carried on (or planned to be carried on during the Restricted Period or Severance Period, as applicable) by the Company during the term of this Agreement in any county of any state in the United States or any other location worldwide in which business is then carried on or conducted by the Company.

(ii) Notwithstanding the foregoing restrictions of Section 3(c)(i), the Executive may obtain employment with any Company client and/or licensee, provided such employment (A) is not related to competing with the Company on behalf of such client and / or licensee for the purpose of providing products or services to third parties competitive with the Company or (B) is in a consulting capacity or in the nature of in-house development of software, such software not be marketed for use by third parties or resale by third parties to other parties. Notwithstanding the termination of this Agreement, Executive, during the Restricted Period or the Severance Period, as applicable, shall provide written notice to the Company upon the Executive’s employment with any party.

(iii) In the event the Company ceases all operations, the restrictions contained within Section 3(c)(i) shall be terminated and of no further force or effect, and the Executive may engage in such competitive activities without limitation, subject, however, to the restrictions set forth in Section 3(b) and Section 3(f). Notwithstanding the previous sentence, in the event that the Company ceases all operations, the provisions of Section 3(b) shall be automatically terminated and of no further force or effect, provided that such cessation of operations is not due to a merger or consolidation with a third party, a sale or acquisition of the Company by a third party, or sale of all or substantially all of the Company’s assets to a third party; provided further that such third party shall not be an affiliate of any present or past shareholder of the Company.

(iv) Notwithstanding the foregoing restrictions of Section 3(c)(i), the Executive may serve on the Board of Directors of a Competitive Business Entity, provided a majority of the Board of Directors, not including the vote of Employee, approves such service. Service on the board of directors of a Competitive Business Entity does not terminate any of the Executive’s other obligations, including, but not limited to, the obligations created under Section 3(a) and Section 3(b).

(d) Injunctive Relief. The services to be rendered by Executive hereunder are of a special, unusual, extraordinary and intellectual character which gives them a peculiar value and a breach by Executive may cause the Company irreparable injury and damage. Executive agrees that the remedy at law for any breach by the Executive of any of the covenants and agreements set forth in this Section 3 will be inadequate and that in the event of any such breach, the Company, in addition to the other remedies that may be available to it at law, may obtain injunctive relief prohibiting the Executive from the breach of such covenants and agreements. Resort to such equitable relief, however, shall not be construed to be a waiver of any rights or remedies which the Company may otherwise have.

(e) Severability. The parties hereto agree that the scope, duration and area for which the covenant not to compete set forth in Section 3(c) above is to be effective are reasonable. In the event that any court determines that such scope, duration, or area are unreasonable and that such covenant is to that extent unenforceable, the parties hereto agree that the covenant shall remain in full force and effect for the broadest scope, greatest time period and largest area that would not render it unenforceable. The parties intend that this covenant shall be deemed to be a series of separate covenants, one for each and every county within the United States of America and one for each country where this covenant is intended to be effective. In the event that any court determines that the requirement that Executive assign a certain class or classes of Confidential Information to the Company is unreasonable and that such covenant is to that extent unenforceable, the parties hereto expressly agree that the covenant shall be interpreted to not apply to any Confidential Information which falls into such a class or classes.

(f) Ownership of Ideas. In addition to any other restrictions hereunder, Executive shall not furnish at any time during the term of this Agreement to any other entity, person or persons any proposal or idea previously submitted to the Company or any of its subsidiaries by Executive or developed by Executive during the term hereof, whether or not such proposal or idea was adopted by or in no way utilized by the Company or any subsidiary, except after compliance with the Company’s policy on conflicts of interest. Executive hereby grants and assigns to the Company all rights (including, without limitation, any copyright or patent) in the results and proceeds of all of Executive’s services hereunder performed within the scope of Executive’s employment. All such services shall be subject in all respects to the reasonable supervision, control and direction of the Board of Directors. Any work in connection with such services shall be considered “work made for hire” under the Copyright Law of the United States and the Company shall acquire all rights in such work as if the Company were the author of the results and proceeds of such work.

(g) Further Assurances. Executive will, during the term, execute and deliver any further agreements or certifications as the Company may from time to time reasonably request in connection with Section 3(f) hereof, provided that such agreements and certifications are consistent with Executive rights and privileges hereunder.

4. Compensation.

(a) During the term of this Agreement, Executive shall be paid a base salary (subject to all necessary statutory or authorized deductions), payable in accordance with the Company’s normal payroll practice. During the first year of the term of this Agreement, Executive’s base salary shall be One Hundred Thousand and 00/100 dollars ($100,000.00). The annual base salary payable to Executive shall be reviewed at least annually; provided, however, that Executive’s base salary shall not be reduced below per annum as described above during the term of this Agreement.

(b) The Executive may receive bonus compensation based upon the extent to which the Executive and the Company achieve performance objectives determined by the parties from time to time. Such compensation shall be in the form cash or such other mutually agreed upon compensation, e.g., stock or stock options, and shall be paid or issued not more than forty-five (45) days following the last day of the applicable period and, in the case of an annual bonus, the Company’s fiscal year. In addition, the Executive shall be vested in and entitled to receive the full bonus provided he is employed on the last day of the applicable period or fiscal year (as the case may be), notwithstanding his termination of employment following the last day of the applicable period or fiscal year despite separation from service prior to payment of the bonus.

5. Other Executive Benefits. During the term of this Agreement, the Company shall provide to Executive such benefits provided to the employees of the Company, generally, and benefits commensurate with Executive’s position with the Company, including, without limitation, each of the following benefits as well as such other benefits as shall be determined from time-to-time by the Board of Directors of the Company:

(a) Medical, Life and Disability Insurance. The Company agrees to provide coverage to Executive and his family under such medical, dental, group life and other disability and life insurance plans and other employment benefit plans as may be maintained from time to time in the discretion of the Company’s management or Board of Directors for the benefit of employees of the Company generally and for officers or senior management employees of the Company in accordance with the terms of such plans on a basis no less favorable than that accorded the senior executive officers of the Company. Notwithstanding the previous sentence, until such time as the Company has obtained medical coverage for Executive and Executive’s family, the Company agrees to reimburse Executive for the cost of obtaining his own medical coverage.

Life Insurance. Upon approval of the Board of Directors, the Company shall provide Executive, at the Company’s expense, with term life insurance in the amount equal to the lesser (i) of the amount which can be purchased with $5,000 per year or (ii) in the amount of $1,000,000, insuring the life of Executive for the benefit of the person(s) designated from time to time by Executive unless a majority of the Board of Directors, not including the vote of Employee, determines that the provision of such benefit is not commercially practicable to the Company given the Company’s financial condition; and

Disability Insurance. Upon approval of the Board of Directors, the Company shall provide Executive, at the Company’s expense, with comprehensive short and long term disability insurance in an amount which the Compensation Committee determines is reasonably commensurate with Executive’s Base Salary hereunder, but in no event less than the lesser of two-thirds (2/3) of Executive’s Base Salary, or such other limit prescribed by the insurer, unless a majority of the Board of Directors, not including the vote of Employee, determines that the provision of such benefit is not commercially practicable to the Company given the Company’s financial condition.

(b) Vacation. Executive shall be entitled to a minimum of twenty (20) days, (accrued monthly) of paid vacation in each year during the term of this Agreement in addition to such other vacation, holiday and paid leave time (i.e., paid holidays, personal days and sick leave benefits) as the Company shall provide generally to its senior executive officers, in accordance with its policies, subject, however, to a five (5) day maximum carry over of any accrued, but unused vacation to the next year.

(c) Business Expenses. The Company will pay or reimburse Executive for any reasonable out-of-pocket expenses, including, but not limited to, monthly car allowance of five hundred dollars ($500.00), or such other mutually agreed amount from time-to-time, first class airfare and such other travel expenses, and expenses associated with access and use of telecommunications lines to insure the availability by electronic communication of Executive as well as to facilitate the conduct of business from the Executive’s home office, e.g., telephone line(s), internet access, and cellular telephone and usage, incurred by the Executive in the course of providing his services hereunder. The Company shall also reimburse Employee for the reasonable cost of annual financial planning and tax preparation. Such reimbursement shall be made by the Company within thirty (30) days after receipt of a statement therefor from Executive setting forth in reasonable detail the expenses for which reimbursement is requested, accompanied by reasonable documentation evidencing such expenses.

(d) Additional Benefits. Executive shall be entitled to receive any additional benefits generally made available to the directors, officers or senior management employees of the Company, including, but not limited to, qualified pension, profit sharing and 401 (k) plans, IRC Section 105(h), IRC Section 125, and IRC Section 129 plans, subject to the participation requirements of such plans, and memberships in professional organizations.

(e) Directors and Officers Liability Insurance. Upon approval of the Board of Directors, the Company shall obtain directors and officers liability coverage that includes the Executive in a manner commensurate with that of the Company’s officers and directors. Such coverage shall be in an amount of $5,000,000 or such other amount that a majority of the Board of Directors, not including the vote of Employee, determines is commercially practicable and consistent with company’s of a similar nature.

6. Withholding of Certain Taxes. All compensation referred to in Sections 5 of this Agreement is stated in terms of gross amount, it being understood that the Company will be required to withhold from such gross amount deductions for federal, state and local income taxes (if any), F.I.C.A., unemployment compensation taxes and the like.

7. Termination with or without Cause.

(a) Termination with Cause. The Company, pursuant to the presentation of a copy of a resolution approved by a majority of the Board of Directors, not including the vote of Employee, may terminate Executive with Cause (as defined below) at any time during the term hereof upon thirty (30) days written notice; any such written notice will specify the reasons for termination. If the Company so terminates Executive, Executive shall be entitled to receive all compensation and other benefits through the date of termination but shall not be entitled to any severance pay or any other additional compensation. For purposes of this Agreement, the term “Cause” means (i) conviction of a felony or a crime involving moral turpitude, (ii) repeated and persistent gross or willful misconduct by Executive pertaining to the Executive’s employment with the Company, (iii) fraud or gross dishonesty of Executive pertaining to the Executive’s employment with the Company, (iv) the repeated failure to follow reasonable written instructions of the Board of Directors, or (v) a material breach of this agreement, provided, in the case of (ii), (iv) and (v) that Executive shall have an opportunity to cure such material breach within thirty (30) days of receipt of a written notice specifically setting forth the basis for the purported termination (except in the case of two or more repeated failures to follow written instructions, an opportunity to cure such material breach within five (5) days of receipt of such written notice).

(b) Termination without Cause. The Company may terminate the Executive at anytime without Cause with ninety (90) days written notice of such termination. If the Company so terminates Executive, Executive shall be entitled to receive all compensation and other benefits through the date of termination, his accrued bonus, if any, and compensation and other benefits to which Executive would have been entitled to receive pursuant to Section 4 and 5 above through the “Severance Period” (as such term is defined in Section 7(f)).

(c) Constructive Termination. At Executive’s option, the Executive may terminate this Agreement and his employment with the Company if any of the following occur (“Constructive Termination”): (i) the relocation of Executive’s office outside thirty (30) miles from Executive’s office with the Company as initially determined by the Company in accordance with Section 1 hereof (except for required travel consistent with present business obligations); (ii) a material breach by the Company of this Agreement, provided that the Company failed to cure such material breach within thirty (30) days of receipt of a written notice of such material breach (except for a material breach with respect to a material payment obligation of the Company, which the Company has failed to cure within five (5) days after written notice); or (iii) a material change, adverse to Executive, in Executive’s positions, titles, or offices as set forth in this Agreement, status, rank, nature of responsibilities, or authority within the Company, including, without limitation, an assignment of any duties to Executive which are materially inconsistent with his status or a removal of Executive from or any failure to elect or re-elect, or, as the case may be, nominate Executive to any such positions or offices, including as President, except in connection with the termination of Executive’s employment pursuant to Section 7(a), disability, or as a result of Executive’s death; (iv) “Change of Control” (as defined within Exhibit A hereto); or (v) removal from either the position of President, or diminution of responsibilities customarily associated with such position (each a “Constructive Termination Event”). If Executive exercises his right under this Section 7(c), Executive shall be entitled to receive any and all compensation and other benefits to which Executive would have been entitled to receive pursuant to Sections 4 and 5 above through the “Severance Period” (as such term is defined in Section 7(f)), including, without limitation, salary and (pro-rated) bonus payments, and to the extent any plans, programs or arrangements do not allow continued participation, a cash payment equivalent on an after-tax basis coincident in order to insure no lapse in coverage or receipt of such benefits.

The right to terminate shall not be affected by incapacity due to death or disability; provided, however, that Executive’s Disability (as defined below) shall not be a grounds for termination with Cause. In addition, continued employment shall not constitute consent to, or a waiver of rights, with respect to any circumstances constituting Constructive Termination.

(d) Termination by Reason of Death or Disability. In the event that Executive dies or shall be unable to perform his duties hereunder in any material respect as a result of mental or physical incapacity as determined by the an independent physician chosen jointly by Executive and the Board of Directors, not including Employee’s vote, for one hundred twenty (120) consecutive days (“Death or Disability”), the Company shall have the option to terminate this Agreement upon thirty (30) days’ written notice. In the event employment is terminated pursuant to this Section 7(d), all compensation and other benefits will be paid to the Executive as if the Executive were terminated without Cause, except the Company may adjust base compensation payments to the extent the Executive receives disability insurance provided by the Company. Effective as of the expiration of the Severance Period, as defined in Section 7(f), the Executive will be released from his obligations under Section 3(c) above, as provided in such section. Upon Executive’s termination for Disability, if applicable law permits, continued coverage under Company’s health and dental plans at Executive’s after-tax cost, which would have been incurred by Executive if Executive were still an employee of the Company, the Company shall pay Executive’s premium for such program until the earlier of one year following such termination or the expiration of eligibility for such continued coverage period for Executive under applicable law.

(e) Additional Compensation. In the event of termination pursuant to Section 7(b), 7(c), and 7(d), Executive shall be entitled to a lump-sum payment in the amount of $1,000,000, provided the Executive provides written termination notice to the Company within one-hundred-twenty (120) days after the Constructive Termination Event with such termination to be effective no later than sixty (60) days after the Executive’s written notice of termination unless the Executive and the Company agree otherwise.

(f) Severance Period. For purposes of this Agreement, the “Severance Period” shall mean that period beginning on the effective date of termination of Executive and until the end of the twelfth (12) month following the date of termination by the Company without regard to whether Executive does or does not obtain other employment or has other earnings or income from other sources.

8. Indemnification.

(a) The Company agrees to indemnify, defend, and hold harmless Executive to the fullest extent permitted under applicable law as provided in the Company’s Certificate of Incorporation and/or Bylaws for officers generally.

(b) The Company agrees to indemnify, defend and hold harmless Executive from and against any and all Losses (as defined below) resulting from, related to, or arising out of, directly or indirectly, any written or oral demand, claim, suit, action cause of action, investigation or notice alleging actual or potential liability by a former employer of Executive (collectively, “Claims”), if any, provided that Executive’s actions related to such Claims were on behalf of the Company, within the scope of Executive’s employment, and not in breach of this Agreement with the Company, including, but not limited to, the representations and warranties, and covenants in Section 9(a). The term “Losses” shall mean any and all damages, losses, obligations, deficiencies, liabilities, penalties, fines, costs and expenses, including without limitation, interest, court costs, reasonable fees of attorneys, accountants and other experts or other reasonable expenses of litigation or other proceedings of any Claims.

9. General Provisions.

(a) Representations and Warranties; Covenants. Executive hereby represents and warrants, and covenants to the Company that: (i) Executive has disclosed to the Company all prior agreements that Executive has entered into with all prior employers to the Company; (ii) Executive will not knowingly, in any material respect, breach any agreements that Executive has entered into with third parties, which pertains to the Company; and (iii) Executive will not enter into any agreement, either written or oral, in conflict with the terms and conditions of this Agreement.

The Employee acknowledges that the Company from time to time may have agreements with other persons or with the United States Government, or agencies thereof, which impose obligations or restrictions on the Company regarding inventions made during the course of work under such agreements or regarding the confidential nature of such work. The Employee agrees to be bound by all such obligations and restrictions that are made known to the Employee and to take all action necessary to discharge the obligations of the Company under such agreements.

The Employee represents that he has acted and agrees to act in conformity with all applicable laws, rules and regulations of all governmental authorities, including, without limitation, the Export Administration Act.

EXECUTIVE FURTHER CONFIRMS THAT EXECUTIVE HAS CAREFULLY READ THIS AGREEMENT, FULLY UNDERSTANDS ITS CONTENTS AND TERMS, AND HAS HAD AN OPPORTUNITY TO ASK THE COMPANY ABOUT ANY QUESTIONS, CONCERNS OR ISSUES EXECUTIVE MAY HAVE IN CONNECTION WITH THIS AGREEMENT OR ITS TERMS. EXECUTIVE ALSO CONFIRMS THAT HE HAS AN OPPORTUNITY TO CONSULT LEGAL COUNSEL AND OTHER ADVISORS OF HIS CHOICE IN CONNECTION WITH THIS AGREEMENT.

(b) Notices. Any notice to be given pursuant to this Agreement shall be in writing and shall be deemed duly given (i) three (3) days after deposit in the mail, certified mail, return receipt requested, to the party to receive such notice at the address specified below or (ii) immediately upon actual delivery and receipt of the notice:

If to the Company, to:	Shiwana, Inc. 1320 Tower Road Schaumburg, IL 60173

If to Executive, to:	Bernard Asher c/o Talltrees Capital, LLC 1308 Lake Shore Drive North Barrington, IL. 60010

Either party may change his or its name and/or address for purposes of this Section by giving the other written notice of the new name and/or address in the manner set forth above.

(c) Successors and Assigns. This Agreement shall bind and shall inure to the benefit of the Company and any and all of its successors and assigns. This Agreement is personal to Executive and shall not be assignable by Executive. The Company may assign this Agreement to any entity which (i) purchases all or substantially all of the assets of the Company or (ii) is a direct or indirect successor (whether by merger, sale of stock or transfer of assets) of the Company. Any successor will automatically succeed to the obligations of the Company under this Agreement.

(d) Waiver of Breach. The waiver by the Company or Executive of a breach of any provision of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach by the other.

(e) Entire Agreement/Modification. This Agreement contains all of the covenants and agreements between the parties with respect to such employment in any manner whatsoever and supersedes and cancels all agreements, written or oral, made prior the date hereof between the Executive and the Company, and that the Executive has not relied upon any representations or promises of any kind or nature whatsoever made by any employee or agent of the Company prior to the date of this Agreement. Any modification of this Agreement will be effective only if it is in writing, signed by the party to be charged.

(f) Partial Invalidity. If any provision of this Agreement is held by a court of component jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

(g) Governing Law. The validity of this Agreement and the interpretation and performance of all of its terms shall be governed by the laws of the State of Illinois without regard to the conflicts of law rules of such state. Any claims or legal actions by one party against the other arising out of this employment relationship between the parties (whether or not arising under this Agreement) shall be subject to the exclusive jurisdiction of the state courts or the federal courts in the State of Illinois, subject, however, to the dispute resolution provisions below. Each party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of this employment relationship between the parties (whether or not arising under this Agreement) in the aforementioned courts and further irrevocably waives any claim that such courts are not a convenient forum for any such suit, action or proceeding.

Enforcement. The Executive and the Company (the “Arbitrating Parties”) agree that the Arbitrating Parties shall be entitled to commence a legal action for purposes of seeking interim relief, including temporary restraining orders and preliminary injunctions, in aid of arbitration pursuant to dispute resolution provisions below or to protect the rights of either Arbitrating Party pending the establishment of the arbitral tribunal in any court of the United States located in the State of Illinois or in Illinois state court. The court may order the non-prevailing Arbitrating Party in any such legal action to pay the reasonable compensation, costs, fees and expenses of the witnesses, experts and counsel of each Arbitrating Party. Each of the Arbitrating Parties hereto (a) consents to submit to the personal jurisdiction of any court of the United States located in the State of Illinois or any Illinois state court, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request leave from any such court and (c) agrees that it will not bring any action seeking interim relief or to compel arbitration pursuant to Section 21.4 in any court other than a court of the United States or state court sitting in the State of Illinois, and that actions to enforce an interim or final arbitral award may be filed in any court having jurisdiction.

Dispute Resolution Provisions. The Arbitrating Parties hereby agree that, in order to obtain prompt and expeditious resolution of any disputes under this Agreement, any claim, dispute or controversy of whatever nature, arising out of, in connection with, or in relation to this Agreement or the breach, termination or validity thereof, including any claim based on contract, tort or statute or the arbitrability of any claim hereunder or any determination of compensation, costs, fees and expenses (an “Arbitrable Claim”), shall be finally settled by binding arbitration conducted in accordance with the then-prevailing Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (the “AAA”) as modified herein (except for the right of either party to apply to a court of competent jurisdiction for a temporary restraining order, a preliminary injunction, or other equitable relief to preserve the status quo or to prevent irreparable harm as provided above). The place of arbitration shall be Chicago, Illinois. There shall be one arbitrator mutually agreed to by the parties who shall be a retired federal judge or magistrate with experience in disputes relating to large, commercial transactions involving software licenses. Each Arbitrating Party hereto expressly consents to, and waives any future objection to, such forum and arbitration rules. Judgment upon any award may be entered by any state or Federal court having jurisdiction thereof. The Federal Arbitration Act, 9 U.S.C. §§ 1-16, shall govern the interpretation, validity and effect of this arbitration agreement and any arbitration proceedings, decisions or awards rendered hereunder.

Any award rendered hereunder shall include a statement regarding the reasons for the award. In rendering any award hereunder, the arbitrators shall apply the substantive law of the State of Illinois, without regard to the conflicts of law provisions thereof.

Adherence to this dispute resolution process shall not limit the right of the Arbitrating Parties hereto, consistent with the “Enforcement” provisions above, to seek interim relief, including temporary restraining orders and preliminary injunctions, in aid of arbitration or to protect the rights of either Arbitrating Party pending the establishment of the arbitral tribunal.

The arbitration proceedings conducted pursuant to this agreement shall be confidential. Neither Arbitrating Party shall disclose or permit the disclosure of any information about the evidence adduced or the documents produced by the other Arbitrating Party in the arbitration proceedings or about the existence, contents or results of the arbitration award without the prior written consent of such other Arbitrating Party, except as required in the course of a judicial, regulatory or arbitration proceeding, or filings as may be requested or required by a governmental authority or as required for the enforcement of an arbitral award. Before making any disclosure permitted by the preceding sentence, the Arbitrating Party intending to make such disclosure shall give the other Arbitrating Party reasonable written notice of the intended disclosure and afford the other Arbitrating Party a reasonable opportunity to protect its interests.

(h) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but together which shall constitute one and the same document.

IN WITNESS WHEREOF, intending to be legally bound hereby, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and Executive has executed the same as of the day and year first above written.

Shiwana, Inc.	Executive

/s/ Tim R. Sensenig	/s/ Bernard Asher

Exhibit A

“Change of Control” shall mean: (a) any “person” (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), is or becomes in a single transaction or in a series of related transactions within a period of twelve (12) months the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including any securities acquired directly from the Company) representing more than 50% of the combined voting power of the Company’s then outstanding securities; or (b)(i) the shareholders approve a merger or consolidation of the Company with any other corporation whereby the shareholders of the Company represent less than 50% of the Company or such surviving or acquiring entity immediately after such merger or consolidation, and (ii) the persons who were the members of the Board of Directors of the Company prior to such approval do not represent a majority of the directors of the surviving, resulting or acquiring entity or the parent thereof; (c) the stockholders of the Company approve a plan of liquidation of the Company; or (d) within any period of 24 months, persons who were members of the Board of Directors of the Company immediately prior to such 24-month period, together with any persons who were first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) during such 24-month period by or upon the recommendation of a majority of the persons who were members of the Board of Directors of the Company immediately prior to such 24-month period and who constituted a majority of the Board of Directors of the Company at the time of such election, cease to constitute a majority of the Board.

EMPLOYMENT AGREEMENT

This Employment Agreement (this “Agreement”) is entered into this 16th day of July, 2004, to be effective January 1, 2004, by and between, Shiwana, Inc., a Delaware corporation (the “Company”) with offices at 1320 Tower Road, Schaumburg, IL 60173, and Tim Sensenig, an individual (“Executive” or “Employee”) residing at 1420 Whittington Drive, Raleigh, North Carolina.

W I T N E S S T H:

WHEREAS, the Company desires to employ the Executive, and the Executive desires to be in the employ on the terms hereinafter specified.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive, intending to be legally bound hereby, agree as set forth below.

1. Employment and Duties. During the term of this Agreement, Executive will perform all services and acts necessary in the capacity of Chairman of the Board and Chief Executive Officer, including, without limitation, to manage and conduct the affairs, activities and business of the Company. Executive shall devote Executive’s business time, attention, energies and abilities reasonably necessary for the performance of his duties and shall endeavor in good faith to perform such duties in an efficient, faithful and businesslike manner. The Executive’s place of business shall be the Company’s offices to be located within a thirty (30) mile radius of Raleigh, North Carolina or such other location as mutually agreed by the parties to this agreement.

(a) It is understood and agreed that the Executive may serve from time-to-time with non-profit organizations or on the boards of directors or advisory boards of other entities, including, but not limited to, other software companies and venture firms as well as non-profit organizations, provided the Executive discloses such service to the Company and, provided further, in the event of a Competitive Business Entity (as defined in Section 3(a)), a majority of the Board of Directors approves such service.

2. Term. The term of this Agreement shall be from the date hereof until terminated as set forth in Section 7 hereof. Employee understands that the employment relationship between the Employee and the Company is “at will” and that the Company may terminate such relationship with or without cause, for any reason or no reason, at any time, subject to the terms contained in this Agreement.

3.	Confidential Information and Covenant Not to Compete.

(a) Non-Disclosure. Executive hereby agrees that, during the term of this Agreement and thereafter, he will:

(i) maintain the confidentiality of all Confidential Information (as defined below) and not mechanically copy or otherwise reproduce, publish, sell, use, make any commercial use of, exploit, disclose, divulge, demonstrate or make possible the reverse engineering and/or reverse compilation of any Confidential Information of the Company or any of its subsidiaries (if any), or any part or parts thereof, directly or indirectly, to any person or entity (other than the Company or any of its subsidiaries or designees), except (A) at the request and authorization of the Company, (B) to the extent necessary to comply with the law or the valid final order of a court or governmental agency of competent jurisdiction, in which event Executive shall notify the Company as promptly as practicable (and, if possible, prior to making any disclosure) and shall seek confidential treatment of such information and (C) in order to properly carry out Executive’s duties to the Company hereunder in the normal course of business; and

(ii) assign, and hereby does assign, to the Company any and all rights which the Employee might otherwise claim in and to any Confidential Information and to all granted or applications for letters patent or copyrights therefor in all countries where the business of the Company is carried on or conducted by the Company or any entity directly or indirectly controlling, controlled by or under common control with, the Company (collectively, the “Company” as the case may be), and shall promptly deliver to the Company such written instruments and cooperate and do such other acts as may be necessary in the opinion of the Company to preserve the Company’s rights in and to the Confidential Information against forfeiture, abandonment or loss and to obtain and maintain letters patent or copyrights and to vest the entire right and title thereto exclusively in the Company.

Executive further agrees and acknowledges that such Confidential Information, as between the Company and Executive, shall be deemed and at all times remain and constitute the exclusive property of the Company, whether or not patentable or copyrightable, that the Company has reserved and does hereby reserve all rights in and to the same for all purposes and to take all necessary and appropriate precautions to avoid the unauthorized disclosure of any Confidential Information.

In the event Executive’s employment with the Company terminates for any reason, Executive shall, upon request by the Company, promptly return to the Company all property of the Company and its subsidiaries in his possession or under his direct or indirect control, including, without limitation, all Confidential Information and all equipment, notebooks and materials, reports, notes, contracts, memoranda, documents and data of the Company or any of its subsidiaries or constituting or relating to the Confidential Information (and any and all copies thereof) whether typed, printed, written or on any source of computer media unless the parties agree otherwise or such Executive has an independent professional responsibility to maintain such information in confidence.

(b) Confidential Information. For purposes of this Agreement, the term “Confidential Information” shall mean and any and all information or data, whether written or oral and if written, howsoever produced or reproduced or not denoted or marked confidential, which is the proprietary information of the Company or any of its subsidiaries (whether or not a trade secret), including, without limitation:

(i) all research, designs, developments, computer programs, algorithms, models, software or programming, summaries, reports, drawings, charts, specifications, descriptions, routines, processes, inventions, discoveries, trade secrets, methods, improvements, adaptations, and similar proprietary concepts and related documentation;

(ii) the terms of any agreement or contract between the Company and Executive;

(iii) any proprietary information concerning or belonging to the Company’s customers, clients, and vendors, or with respect to existing or contemplated projects or programs of the Company and its customers, clients, and vendors;

(iv) any methods of operation, programming plans, marketing plans, techniques, technical plans, strategic plans, distribution plans, transmission plans, production plans, finances, budgets, salary information, sources of supply and materials and costs, discount and pricing practices, contractual arrangements and negotiations; and

(v) any other information of similar or dissimilar nature that the Company designates as Confidential Information (whether or not owned or developed by the Company, except that if such Confidential Information is not owned or developed by the Company, such designation shall be in writing) and/or that is proprietary to or within the unique knowledge of the Company (whether or not discovered, originated or developed in whole or in part by the Executive), and which is used or developed by the Company or any of its subsidiaries at any time prior to or during the period of Executive’s employment by the Company, as well as any financial information regarding the Company or any of its subsidiaries which was disclosed to or learned by Executive during such period; provided, however, Confidential Information does not include any such information that becomes freely and generally available so long as the availability of the information does not occur as a result of a breach of Executive’s duties under this Section 3(b).

(c) Non-Competition. Executive hereby agrees that:

(i) During the term of this Agreement and (A) in the case where the Executive’s employment has been terminated with Cause (as defined in Section 7(a)) or where the Executive voluntarily terminated the Executive’s employment with the Company, for twelve (12) months thereafter (the “Restricted Period”), or (B) in the case where the Executive’s employment has been terminated without Cause by the Company or where the Executive’s employment is terminated due to a Constructive Termination Event (as defined in Section 7(c)), for the Severance Period (as defined in Section 7(f)), the Executive will not, directly or indirectly, on Executive’s own behalf or on the behalf of any Competitive Business Entity:

(1) authorize Executive’s name to be used by any Competitive Business Entity;

(2) recruit, solicit, or induce the employment of any individual who is then currently or was, within the last nine (9) months of Executive’s employment with the Company an employee of the Company;

(3) solicit, divert, induce or take away, or attempt to do the same (A) (including, without limitation) any licensee, client, customer, or account of a Company product or service; (B) any person or entity for whom the Company provided or was to provide, within the last twelve (12) months of Executive’s employment, maintenance or other services for a fee, pursuant to a formal agreement or otherwise; (C) any person or entity to whom, within the last nine (9) months of Executive’s employment, the Company had made a detailed presentation or solicitation of a fully qualified prospect wholly or partially in writing; and (D) any joint venturer or subcontractor of the Company (collectively, a “Customer”) to cancel any order previously placed with the Company; and, in each instance (A), (B), (C), and (D), the Executive directly or indirectly engaged contacted, solicited or served the Customer while employed by the Company within the last twelve (12) months of such Executive’s employment;

(4) solicit from any then Customer of the Company any business which is competitive to the Company’s business as it is conducted then, or within twelve (12) months after the Executive’s employment terminates;

(5) render any service, for or without any compensation, in connection with the design, development, manufacture, marketing or sale of any product competitive with any service or product then, or within twelve (12) months, offered by the Company; or

(6) participate in, directly or indirectly, (whether as advisor, principal, agent, partner, officer, director, employee, stockholder, associate or consultant of any Competitive Business Entity) provided that any interest of Executive through investment in up to an aggregate of five percent (5%) in any class of any person whose securities are required to be registered under the Securities Exchange Act of 1934, as amended, shall not be considered participation hereunder.

For the purpose of this Section 3(c), the term “Competitive Business Entity” shall mean any person, partnership, corporation or other business entity which, during the Restricted Period or the Severance Period, as the case may be, (A) is in competition or (B) as a result of, or following the Executive’s employment, plans to or develops an intention to design, develop, license, market, or sell in or goes into competition, and in each instance (A) and (B) with any business carried on (or planned to be carried on during the Restricted Period or Severance Period, as applicable) by the Company during the term of this Agreement in any county of any state in the United States or any other location worldwide in which business is then carried on or conducted by the Company.

(ii) Notwithstanding the foregoing restrictions of Section 3(c)(i), the Executive may obtain employment with any Company client and/or licensee, provided such employment (A) is not related to competing with the Company on behalf of such client and / or licensee for the purpose of providing products or services to third parties competitive with the Company or (B) is in a consulting capacity or in the nature of in-house development of software, such software not be marketed for use by third parties or resale by third parties to other parties. Notwithstanding the termination of this Agreement, Executive, during the Restricted Period or the Severance Period, as applicable, shall provide written notice to the Company upon the Executive’s employment with any party.

(iii) In the event the Company ceases all operations, the restrictions contained within Section 3(c)(i) shall be terminated and of no further force or effect, and the Executive may engage in such competitive activities without limitation, subject, however, to the restrictions set forth in Section 3(b) and Section 3(f). Notwithstanding the previous sentence, in the event that the Company ceases all operations, the provisions of Section 3(b) shall be automatically terminated and of no further force or effect, provided that such cessation of operations is not due to a merger or consolidation with a third party, a sale or acquisition of the Company by a third party, or sale of all or substantially all of the Company’s assets to a third party; provided further that such third party shall not be an affiliate of any present or past shareholder of the Company.

(iv) Notwithstanding the foregoing restrictions of Section 3(c)(i), the Executive may serve on the Board of Directors of a Competitive Business Entity, provided a majority of the Board of Directors, not including the vote of Employee, approves such service. Service on the board of directors of a Competitive Business Entity does not terminate any of the Executive’s other obligations, including, but not limited to, the obligations created under Section 3(a) and Section 3(b).

(d) Injunctive Relief. The services to be rendered by Executive hereunder are of a special, unusual, extraordinary and intellectual character which gives them a peculiar value and a breach by Executive may cause the Company irreparable injury and damage. Executive agrees that the remedy at law for any breach by the Executive of any of the covenants and agreements set forth in this Section 3 will be inadequate and that in the event of any such breach, the Company, in addition to the other remedies that may be available to it at law, may obtain injunctive relief prohibiting the Executive from the breach of such covenants and agreements. Resort to such equitable relief, however, shall not be construed to be a waiver of any rights or remedies which the Company may otherwise have.

(e) Severability. The parties hereto agree that the scope, duration and area for which the covenant not to compete set forth in Section 3(c) above is to be effective are reasonable. In the event that any court determines that such scope, duration, or area are unreasonable and that such covenant is to that extent unenforceable, the parties hereto agree that the covenant shall remain in full force and effect for the broadest scope, greatest time period and largest area that would not render it unenforceable. The parties intend that this covenant shall be deemed to be a series of separate covenants, one for each and every county within the United States of America and one for each country where this covenant is intended to be effective. In the event that any court determines that the requirement that Executive assign a certain class or classes of Confidential Information to the Company is unreasonable and that such covenant is to that extent unenforceable, the parties hereto expressly agree that the covenant shall be interpreted to not apply to any Confidential Information which falls into such a class or classes.

(f) Ownership of Ideas. In addition to any other restrictions hereunder, Executive shall not furnish at any time during the term of this Agreement to any other entity, person or persons any proposal or idea previously submitted to the Company or any of its subsidiaries by Executive or developed by Executive during the term hereof, whether or not such proposal or idea was adopted by or in no way utilized by the Company or any subsidiary, except after compliance with the Company’s policy on conflicts of interest. Executive hereby grants and assigns to the Company all rights (including, without limitation, any copyright or patent) in the results and proceeds of all of Executive’s services hereunder performed within he scope of Executive’s employment. All such services shall be subject in all respects to the reasonable supervision, control and direction of the Board of Directors. Any work in connection with such services shall be considered “work made for hire” under the Copyright Law of the United States and the Company shall acquire all rights in such work as if the Company were the author of the results and proceeds of such work.

(g) Further Assurances. Executive will, during the term, execute and deliver any further agreements or certifications as the Company may from time to time reasonably request in connection with Section 3(f) hereof, provided that such agreements and certifications are consistent with Executive rights and privileges hereunder.

4. Compensation.

(a) During the term of this Agreement, Executive shall be paid a base salary (subject to all necessary statutory or authorized deductions), payable in accordance with the Company’s normal payroll practice. During the first year of the term of this Agreement, Executive’s base salary shall be one hundred thousand and 00/100 dollars ($100,000.,00). The annual base salary payable to Executive shall be reviewed at least annually; provided, however, that Executive’s base salary shall not be reduced below per annum as described above during the term of this Agreement.

(b) The Executive may receive bonus compensation based upon the extent to which the Executive and the Company achieve performance objectives determined by the parties from time to time. Such compensation shall be in the form cash or such other mutually agreed upon compensation, e.g., stock or stock options, and shall be paid or issued not more than forty-five (45) days following the last day of the applicable period and, in the case of an annual bonus, the Company’s fiscal year. In addition, the Executive shall be vested in and entitled to receive the full bonus provided he is employed on the last day of the applicable period or fiscal year (as the case may be), notwithstanding his termination of employment following the last day of the applicable period or fiscal year despite separation from service prior to payment of the bonus.

5. Other Executive Benefits. During the term of this Agreement, the Company shall provide to Executive such benefits provided to the employees of the Company, generally, and benefits commensurate with Executive’s position with the Company, including, without limitation, each of the following benefits as well as such other benefits as shall be determined from time-to-time by the Board of Directors of the Company:

(a) Medical, Life and Disability Insurance. The Company agrees to provide coverage to Executive and his family under such medical, dental, group life and other disability and life insurance plans and other employment benefit plans as may be maintained from time to time in the discretion of the Company’s management or Board of Directors for the benefit of employees of the Company generally and for officers or senior management employees of the Company in accordance with the terms of such plans on a basis no less favorable than that accorded the senior executive officers of the Company. Notwithstanding the previous sentence, until such time as the Company has obtained medical coverage for Executive and Executive’s family, the Company agrees to reimburse Executive for the cost of obtaining his own medical coverage.

Life Insurance. Upon approval of the Board of Directors, the Company shall provide Executive, at the Company’s expense, with term life insurance in the amount equal to the lesser (i) of the amount which can be purchased with $5,000 per year or (ii) in the amount of $1,000,000, insuring the life of Executive for the benefit of the person(s) designated from time to time by Executive unless a majority of the Board of Directors, not including the vote of Employee, determines that the provision of such benefit is not commercially practicable to the Company given the Company’s financial condition; and

Disability Insurance. Upon approval of the Board of Directors, the Company shall provide Executive, at the Company’s expense, with comprehensive short and long term disability insurance in an amount which the Compensation Committee determines is reasonably commensurate with Executive’s Base Salary hereunder, but in no event less than the lessor of two-thirds (2/3) of Executive’s Base Salary, or such other limit prescribed by the insurer, unless a majority of the Board of Directors, not including the vote of Employee, determines that the provision of such benefit is not commercially practicable to the Company given the Company’s financial condition.

(b) Vacation. Executive shall be entitled to a minimum of twenty (20) days, (accrued monthly) of paid vacation in each year during the term of this Agreement in addition to such other vacation, holiday and paid leave time (i.e., paid holidays, personal days and sick leave benefits) as the Company shall provide generally to its senior executive officers, in accordance with its policies, subject, however, to a five (5) day maximum carry over of any accrued, but unused vacation to the next year.

(c) Business Expenses. The Company will pay or reimburse Executive for any reasonable out-of-pocket expenses, including, but not limited to, monthly car allowance of one thousand dollars ($1,000.00), or such other mutually agreed amount from time-to-time, first class airfare and such other travel expenses, and expenses associated with access and use of telecommunications lines to insure the availability by electronic communication of Executive as well as to facilitate the conduct of business from the Executive’s home office, e.g., telephone line(s), internet access, and cellular telephone and usage, incurred by the Executive in the course of providing his services hereunder. The Company shall also reimburse Employee for the reasonable cost of annual financial planning and tax preparation. Such reimbursement shall be made by the Company within thirty (30) days after receipt of a statement therefor from Executive setting forth in reasonable detail the expenses for which reimbursement is requested, accompanied by reasonable documentation evidencing such expenses.

(d) Additional Benefits. Executive shall be entitled to receive any additional benefits generally made available to the directors, officers or senior management employees of the Company, including, but not limited to, qualified pension, profit sharing and 401(k) plans, IRC Section 105(h), IRC Section 125, and IRC Section 129 plans, subject to the participation requirements of such plans, and memberships in professional organizations.

(e) Directors and Officers Liability Insurance. Upon approval of the Board of Directors, the Company shall obtain directors and officers liability coverage that includes the Executive in a manner commensurate with that of the Company’s officers and directors. Such coverage shall be in an amount of $5,000,000 or such other amount that a majority of the Board of Directors, not including the vote of Employee, determines is commercially practicable and consistent with company’s of a similar nature.

6. Withholding of Certain Taxes. All compensation referred to in Sections 5 of this Agreement is stated in terms of gross amount, it being understood that the Company will be required to withhold from such gross amount deductions for federal, state and local income taxes (if any), F.I.C.A., unemployment compensation taxes and the like.

7. Termination with or without Cause.

(a) Termination with Cause. The Company, pursuant to the presentation of a copy of a resolution approved by a majority of the Board of Directors, not including the vote of Employee, may terminate Executive with Cause (as defined below) at any time during the term hereof upon thirty (30) days written notice; any such written notice will specify the reasons for termination. If the Company so terminates Executive, Executive shall be entitled to receive all compensation and other benefits through the date of termination but shall not be entitled to any severance pay or any other additional compensation. For purposes of this Agreement, the term “Cause” means (i) conviction of a felony or a crime involving moral turpitude, (ii) repeated and persistent gross or willful misconduct by Executive pertaining to the Executive’s employment with the Company, (iii) fraud or gross dishonesty of Executive pertaining to the Executive’s employment with the Company, (iv) the repeated failure to follow reasonable written instructions of the Board of Directors, or (v) a material breach of this agreement, provided, in the case of (ii), (iv) and (v) that Executive shall have an opportunity to cure such material breach within thirty (30) days of receipt of a written notice specifically setting forth the basis for the purported termination (except in the case of two or more repeated failures to follow written instructions, an opportunity to cure such material breach within five (5) days of receipt of such written notice).

(b) Termination without Cause. The Company may terminate the Executive at anytime without Cause with ninety (90) days written notice of such termination. If the Company so terminates Executive, Executive shall be entitled to receive all compensation and other benefits through the date of termination, his accrued bonus, if any, and compensation and other benefits to which Executive would have been entitled to receive pursuant to Section 4 and 5 above through the “Severance Period” (as such term is defined in Section 7(f)).

(c) Constructive Termination. At Executive’s option, the Executive may terminate this Agreement and his employment with the Company if any of the following occur (“Constructive Termination”): (i) the relocation of Executive’s office outside thirty (30) miles from Executive’s office with the Company as initially determined by the Company in accordance with Section 1 hereof (except for required travel consistent with present business obligations); (ii) a material breach by the Company of this Agreement, provided that the Company failed to cure such material breach within thirty (30) days of receipt of a written notice of such material breach (except for a material breach with respect to a material payment obligation of the Company, which the Company has failed to cure within five (5) days after written notice); or (iii) a material change, adverse to Executive, in Executive’s positions, titles, or offices as set forth in this Agreement, status, rank, nature of responsibilities, or authority within the Company, including, without limitation, an assignment of any duties to Executive which are materially inconsistent with his status or a removal of Executive from or any failure to elect or re-elect, or, as the case may be, nominate Executive to any such positions or offices, including as President and Chief Executive Officer, except in connection with the termination of Executive’s employment pursuant to Section 7(a), disability, or as a result of Executive’s death; (iv) “Change of Control” (as defined within Exhibit A hereto; or (v) removal from either the position of Chief Executive Officer or Chairman of the Board, or diminution of responsibilities customarily associated with such positions (each a “Constructive Termination Event”). If Executive exercises his right under this Section 7(c), Executive shall be entitled to receive any and all compensation and other benefits to which Executive would have been entitled to receive pursuant to Sections 4 and 5 above through the “Severance Period” (as such term is defined in Section 7(f)), including, without limitation, salary and (pro-rated) bonus payments, and to the extent any plans, programs or arrangements do not allow continued participation, a cash payment equivalent on an after-tax basis coincident in order to insure no lapse in coverage or receipt of such benefits.

The right to terminate shall not be affected by incapacity due to death or disability; provided, however, that Executive’s Disability (as defined below) shall not be a grounds for termination with Cause. In addition, continued employment shall not constitute consent to, or a waiver of rights, with respect to any circumstances constituting Constructive Termination.

(d) Termination by Reason of Death or Disability. In the event that Executive dies or shall be unable to perform his duties hereunder in any material respect as a result of mental or physical incapacity as determined by the an independent physician chosen jointly by Executive and the Board of Directors, not including Employee’s vote, for one hundred twenty (120) consecutive days (“Death or Disability”), the Company shall have the option to terminate this Agreement upon thirty (30) days’ written notice. In the event employment is terminated pursuant to this Section 7(d), all compensation and other benefits will be paid to the Executive as if the Executive were terminated without Cause, except the Company may adjust base compensation payments to the extent the Executive receives disability insurance provided by the Company. Effective as of the expiration of the Severance Period, as defined in Section 7(f), the Executive will be released from his obligations under Section 3(c) above, as provided in such section. Upon Executive’s termination for Disability, if applicable law permits, continued coverage under Company’s health and dental plans at Executive’s after-tax cost, which would have been incurred by Executive if Executive were still an employee of the Company, the Company shall pay Executive’s premium for such program until the earlier of one year following such termination or the expiration of eligibility for such continued coverage period for Executive under applicable law.

(e) Additional Compensation. In the event of termination pursuant to Section 7(b), 7(c), and 7(d), Executive shall be entitled (in addition to any other payments provided under this Agreement) to a lump-sum payment in the amount of $5,000,000, provided the Executive provides written termination notice to the Company within one-hundred-twenty (120) days after the Constructive Termination Event with such termination to be effective no later than sixty (60) days after the Executive’s written notice of termination unless the Executive and the Company agree otherwise.

(f) Severance Period. For purposes of this Agreement, the “Severance Period” shall mean that period beginning on the effective date of termination of Executive and until the end of the twelfth (12) month following the date of termination by the Company without regard to whether Executive does or does not obtain other employment or has other earnings or income from other sources.

8. Indemnification.

(a) The Company agrees to indemnify, defend, and hold harmless Executive to the fullest extent permitted under applicable law as provided in the Company’s Certificate of Incorporation and/or Bylaws for officers generally.

(b) The Company agrees to indemnify, defend and hold harmless Executive from and against any and all Losses (as defined below) resulting from, related to, or arising out of, directly or indirectly, any written or oral demand, claim, suit, action cause of action, investigation or notice alleging actual or potential liability by a former employer of Executive (collectively, “Claims”), if any, provided that Executive’s actions related to such Claims were on behalf of the Company, within the scope of Employee’s employment, and not in breach of this Agreement with the Company, including, but not limited to, the representations and warranties, and covenants in Section 9(a). The term “Losses” shall mean any and all damages, losses, obligations, deficiencies, liabilities, penalties, fines, costs and expenses, including without limitation, interest, court costs, reasonable fees of attorneys, accountants and other experts or other reasonable expenses of litigation or other proceedings of any Claims.

9. General Provisions.

(a) Representations and Warranties; Covenants. Executive hereby represents and warrants, and covenants to the Company that: (i) Executive has disclosed to the Company all prior agreements that Executive has entered into with all prior employers to the Company; (ii) Executive will not knowingly, in any material respect, breach any agreements that Executive has entered into with third parties, which pertains to the Company; and (iii) Executive will not enter into any agreement, either written or oral, in conflict with the terms and conditions of this Agreement.

The Employee acknowledges that the Company from time to time may have agreements with other persons or with the United States Government, or agencies thereof, which impose obligations or restrictions on the Company regarding inventions made during the course of work under such agreements or regarding the confidential nature of such work. The Employee agrees to be bound by all such obligations and restrictions that are made known to the Employee and to take all action necessary to discharge the obligations of the Company under such agreements.

The Employee represents that he has acted and agrees to act in conformity with all applicable laws, rules and regulations of all governmental authorities, including, without limitation, the Export Administration Act.

EXECUTIVE FURTHER CONFIRMS THAT EXECUTIVE HAS CAREFULLY READ THIS AGREEMENT, FULLY UNDERSTANDS ITS CONTENTS AND TERMS, AND HAS HAD AN OPPORTUNITY TO ASK THE COMPANY ABOUT ANY QUESTIONS, CONCERNS OR ISSUES EXECUTIVE MAY HAVE IN CONNECTION WITH THIS AGREEMENT OR ITS TERMS. EXECUTIVE ALSO CONFIRMS THAT HE HAS AN OPPORTUNITY TO CONSULT LEGAL COUNSEL AND OTHER ADVISORS OF HIS CHOICE IN CONNECTION WITH THIS AGREEMENT.

(b) Notices. Any notice to be given pursuant to this Agreement shall be in writing and shall be deemed duly given (i) three (3) days after deposit in the mail, certified mail, return receipt requested, to the party to receive such notice at the address specified below or (ii) immediately upon actual delivery and receipt of the notice:

If to the Company, to:	Shiwana, Inc. 1320 Tower Road Schaumburg, IL 60173

If to Executive, to:	Tim Sensenig 1420 Whittington Drive Raleigh, NC 27614

Either party may change his or its name and/or address for purposes of this Section by giving the other written notice of the new name and/or address in the manner set forth above.

(c) Successors and Assigns. This Agreement shall bind and shall inure to the benefit of the Company and any and all of its successors and assigns. This Agreement is personal to Executive and shall not be assignable by Executive. The Company may assign this Agreement to any entity which (i) purchases all or substantially all of the assets of the Company or (ii) is a direct or indirect successor (whether by merger, sale of stock or transfer of assets) of the Company. Any successor will automatically succeed to the obligations of the Company under this Agreement.

(d) Waiver of Breach. The waiver by the Company or Executive of a breach of any provision of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach by the other.

(e) Entire Agreement/Modification. This Agreement contains all of the covenants and agreements between the parties with respect to such employment in any manner whatsoever and supersedes and cancels all agreements, written or oral, made prior the date hereof between the Executive and the Company, and that the Executive has not relied upon any representations or promises of any kind or nature whatsoever made by any employee or agent of the Company prior to the date of this Agreement. Any modification of this Agreement will be effective only if it is in writing, signed by the party to be charged.

(f) Partial Invalidity. If any provision of this Agreement is held by a court of component jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

(g) Governing Law. The validity of this Agreement and the interpretation and performance of all of its terms shall be governed by the laws of the State of New York without regard to the conflicts of law rules of such state. Any claims or legal actions by one party against the other arising out of this employment relationship between the parties (whether or not arising under this

Agreement) shall be subject to the exclusive jurisdiction of the state courts or the federal courts in the State of New York, subject, however, to the dispute resolution provisions below. Each party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of this employment relationship between the parties (whether or not arising under this Agreement) in the aforementioned courts and further irrevocably waives any claim that such courts are not a convenient forum for any such suit, action or proceeding.

Enforcement. The Executive and the Company (the “Arbitrating Parries”) agree that the Arbitrating Parties shall be entitled to commence a legal action for purposes of seeking interim relief, including temporary restraining orders and preliminary injunctions, in aid of arbitration pursuant to dispute resolution provisions below or to protect the rights of either Arbitrating Party pending the establishment of the arbitral tribunal in any court of the United States located in the State of New York or in New York state court. The court may order the non-prevailing Arbitrating Party in any such legal action to pay the reasonable compensation, costs, fees and expenses of the witnesses, experts and counsel of each Arbitrating Party. Each of the Arbitrating Parties hereto (a) consents to submit to the personal jurisdiction of any court of the United States located in the State of New York or any New York state court, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request leave from any such court and (c) agrees that it will not bring any action seeking interim relief or to compel arbitration pursuant to Section 21.4 in any court other than a court of the United States or state court sitting in the State of New York, and that actions to enforce an interim or final arbitral award may be filed in any court having jurisdiction.

Dispute Resolution Provisions. The Arbitrating Parties hereby agree that, in order to obtain prompt and expeditious resolution of any disputes under this Agreement, any claim, dispute or controversy of whatever nature, arising out of, in connection with, or in relation to this Agreement or the breach, termination or validity thereof, including any claim based on contract, tort or statute or the arbitrability of any claim hereunder or any determination of compensation, costs, fees and expenses (an “Arbitrable Claim”), shall be finally settled by binding arbitration conducted in accordance with the then-prevailing Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (the “AAA”) as modified herein (except for the right of either party to apply to a court of competent jurisdiction for a temporary restraining order, a preliminary injunction, or other equitable relief to preserve the status quo or to prevent irreparable harm as provided above). The place of arbitration shall be New York City, New York. There shall be one arbitrator mutually agreed to by the parties who shall be a retired federal judge or magistrate with experience in disputes relating to large, commercial transactions involving software licenses. Each Arbitrating Party hereto expressly consents to, and waives any future objection to, such forum and arbitration rules. Judgment upon any award may be entered by any state or Federal court having jurisdiction thereof. The Federal Arbitration Act, 9 U.S.C. §§ 1-16, shall govern the interpretation, validity and effect of this arbitration agreement and any arbitration proceedings, decisions or awards rendered hereunder.

Any award rendered hereunder shall include a statement regarding the reasons for the award. In rendering any award hereunder, the arbitrators shall apply the substantive law of the State of New York, without regard to the conflicts of law provisions thereof.

Adherence to this dispute resolution process shall not limit the right of the Arbitrating Parties hereto, consistent with the “Enforcement” provisions above, to seek interim relief,

including temporary restraining orders and preliminary injunctions, in aid of arbitration of to protect the rights of either Arbitrating Party pending the establishment of the arbitral tribunal.

The arbitration proceeding conducted pursuant to this agreement shall be confidential. Neither Arbitrating Party shall disclose or permit the disclosure of any information about the evidence adduced or the documents produced by the other Arbitrating Party in the arbitration proceeding or about existence, contents or result of the arbitration award without the prior written consent of such other Arbitrating Party, except as required in the course of a judicial, regulatory or arbitration proceeding or filling as may be requested or required by a governmental authority or as required for the enforcement of an arbitral award. Before making any disclosure permitted by the preceding sentence, the Arbitrating Party intending to make such disclosure shall give the other Arbitrating Party reasonable written notice of the intended disclosure and afford the other Arbitrating Party a reasonable opportunity to protect its interests.

Executive Expense Reimbursement. The Company agrees to reimburse the Executive for reasonable travel and lodging expenses for the Executive and Executive’s legal counsel to attend proceedings initiated by (i) the Company, (ii) the Executive or (iii) any third party and held in the state or federal courts in the State of New York, or any arbitration proceedings held in New York City, New York, pursuant to this Agreement.

(h) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but together which shall constitute one and the same document.

IN WITNESS WHEREOF, intending to be legally bound hereby, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and Executive has executed the same as of the day and year first above written.

Shiwana, Inc.	Executive

/s/ DAIVD CAIRNS	/s/ TIM SENSENIG
Daivd Cairns, For the Board of Directors	Tim Sensenig, CEO

Exhibit A

“Change of Control” shall mean: (a) any “person” (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), is or becomes in a single transaction or in a series of related transactions within a period of twelve (12) months the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including any securities acquired directly from the Company) representing more than 50% of the combined voting power of the Company’s then outstanding securities; or (b)(i) the shareholders approve a merger or consolidation of the Company with any other corporation whereby the shareholders of the Company represent less than 50% of the Company or such surviving or acquiring entity immediately after such merger or consolidation, and (ii) the persons who were the members of the Board of Directors of the Company prior to such approval do not represent a majority of the directors of the surviving, resulting or acquiring entity or the parent thereof; (c) the stockholders of the Company approve a plan of liquidation of the Company; or (d) within any period of 24 months, persons who were members of the Board of Directors of the Company immediately prior to such 24-month period, together with any persons who were first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) during such 24-month period by or upon the recommendation of a majority of the persons who were members of the Board of Directors of the Company immediately prior to such 24-month period and who constituted a majority of the Board of Directors of the Company at the time of such election, cease to constitute a majority of the Board.